EXHIBIT 10.2

SIXTH AMENDMENT

TO THE RESTATED AND AMENDED

ZIONS BANCORPORATION

PENSION PLAN

This Sixth Amendment to the restated and amended Zions Bancorporation Pension Plan (the “Plan”) is made and entered into this 15th day of September, 2009, by Zions Bancorporation, hereinafter referred to as the “Employer.”

W I T N E S S E T H :

WHEREAS, the Employer has heretofore entered into the Plan, which Plan has been restated and amended in its entirety effective January 1, 2001, and

WHEREAS, the Employer has reserved the right to amend the Plan in whole or in part, and

WHEREAS, the Employer now desires to amend the Plan for the purpose of conforming the Plan to final regulations issued by the Internal Revenue Service under Code §415 in order to maintain the Plan’s qualified status under the Internal Revenue Code,

NOW THEREFORE, in consideration of the foregoing premises the Employer adopts the following amendments to the Plan (amended language is marked in bold italics):

1. Section 11.2(a)(3) is amended, effective January 1, 2008, to read as follows:

(3)	“Compensation” has the meaning stated in Section 1.15, except that effective for Limitation Years commencing on or after January 1, 2008, the following additional rules shall apply.

(A)

The term “Compensation” shall include payments of Post-Severance Compensation made to a Participant by the latest of (i) two and one-half (2 1/2) months from the date of Termination of Employment, (ii ) the end of the Limitation Year for which the Employer is required to furnish the Participants a written statement under Code §§6041(d), 6051(a)(3) and 6052 or (iii) the last day of the Plan Year.

(B)	The term “Compensation” shall not include any payment to a Participant by the Employer after the Participant’s Termination of Employment that is not Post-Severance Compensation as defined in (C) below, even if payment of the amount is made within the time period specified in 11.2(a)(3)(A)(i) above.

(C)	“Post-Severance Compensation” shall mean any amount received as regular pay after Termination of Employment if:

(i)	the payment is regular remuneration for services during the Participant’s regular working hours, or remuneration for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and

(ii)	the payment would have been paid to the Participant prior to a Termination of Employment if the Participant had continued in employment with the Employer.

2. Section 11.2 is amended by adding the following at the end thereof:

(j)	Adjustments for Distribution Other than as a Straight Life Annuity.

(1)	Effective for Limitation Years commencing after June 30, 2007, a retirement benefit that is payable in any form other than a straight life annuity and that is not subject to Code §417(e)(3) must be adjusted to an actuarially equivalent straight life annuity that equals the greater of the annual amount of the straight life annuity (if any) payable under the Plan at the same Annuity Starting Date, and the annual amount of a straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit computed using an interest rate of 5% and the Applicable Mortality Table.

(2)	For Limitation Years commencing before July 1, 2007, a retirement benefit that is payable in any form other than a straight life annuity and that is not subject to Code §417(e)(3) must be adjusted to an actuarially equivalent straight life annuity that equals the annual amount of a straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount: (i) the interest rate and mortality table or other tabular factor specified in the Plan for adjusting benefits in the same form; and (ii) a 5% interest rate assumption and the Applicable Mortality Table.

(3)	A retirement benefit that is payable in any form other than a straight life annuity and that is subject to Code §417(e)(3) must be adjusted so as to equal the actuarially equivalent straight life annuity, determined according to the Annuity Starting Date, as provided in the following rules.

(A)	If the Annuity Starting Date is in a Plan Year beginning after 2005, the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit using whichever of the following produces the greatest annual amount: (i) the interest rate and the mortality table or other tabular factor specified in the Plan for adjusting benefits in the same form; (ii) a 5.5% interest rate assumption and the Applicable Mortality Table; and (iii) the applicable interest rate under Code §417(e)(3) and the Applicable Mortality Table, divided by 1.05.

(B)	If the Annuity Starting Date is in a Plan Year beginning in 2004 or 2005, the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit using whichever of the following produces the greater annual amount: (i) the interest rate and the mortality table or other tabular factor specified in the Plan for adjusting benefits in the same form; and (ii) a 5.5% interest rate assumption and the Applicable Mortality Table.

(C)	If the Annuity Starting Date is on or after the first day of the first Plan Year beginning in 2004 and before December 31, 2004, and the Plan applies the transition rule in section 101(d)(3) of PFEA ‘04 in lieu of the rule in (B) above, the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit determined in accordance with Notice 2004-78.

(k)	Adjustments for Distributions Commencing Before Age 62:

(1)	if the benefit commences prior to the Participant’s attainment of age 62 and if the Annuity Starting Date is in a Limitation Year beginning before July 1, 2007, the annual amount of the benefit payable in the form of a straight life annuity commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the dollar limitation under Code §415(b)(1)(A) (as adjusted under Code §415(d)), with actuarial equivalence computed using which ever of the following produces the smaller annual amount:

(A)	the interest rate and the mortality table or other tabular factor specified in the Plan for determining actuarial equivalence for early retirement purposes; or

(B)	a 5% interest rate assumption and the Applicable Mortality Table.

(2)	if the benefit commences prior to the Participant’s attainment of age 62 and if the Annuity Starting Date is in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the dollar limitation under Code §415(b)(1)(A) (as adjusted under Code §415(d)), with actuarial equivalence computed using a 5% interest rate assumption and the Applicable Mortality Table and expressing the Participant’s age based on completed calendar months as of the annuity starting date.

(3)	if the benefit commences prior to the Participant’s attainment of age 62 and if the Annuity Starting Date is in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the lesser of

(A)	the adjusted dollar limitation determined according to (2) above; and

(B)	the product of the dollar limitation under Code §415(b)(1)(A) (as adjusted under Code §415(d)) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant’s Annuity Starting Date to the annual amount of the immediately commencing straight life annuity under the Plan at age 62, both determined without applying the limitations of Code §415.

(l)	Adjustment When Benefit Commences After the Social Security Retirement Age.

(1)	if the benefit commences after the Participant’s attainment of age 65 and if the Annuity Starting Date is in a Limitation Year beginning before July 1, 2007, the annual amount of the benefit payable in the form of a straight life annuity commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the dollar limitation under Code §415(b)(1)(A) (as adjusted under Code §415(d)), with actuarial equivalence computed using which ever of the following produces the smaller annual amount:

(A)	the interest rate and the mortality table or other tabular factor specified in the Plan for determining actuarial equivalence for delayed retirement purposes; or

(B)	a 5% interest rate assumption and the Applicable Mortality Table.

(2)	if the benefit commences after the Participant’s attainment of age 65 and if the Annuity Starting Date is in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the dollar limitation under Code §415(b)(1)(A) (as adjusted under Code §415(d)), with actuarial equivalence computed using a 5% interest rate assumption and the Applicable Mortality Table and expressing the Participant’s age based on completed calendar months as of the annuity starting date.

(3)	if the benefit commences after the Participant’s attainment of age 65 and if the Annuity Starting Date is in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the lesser of

(A)	the adjusted dollar limitation determined according to (2) above; and

(B)	the product of the dollar limitation under Code §415(b)(1)(A) (as adjusted under Code §415(d)) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant’s Annuity Starting Date to the annual amount of the immediately commencing straight life annuity under the Plan at age 65, both determined without applying the limitations of §415.

(m)	For purposes of the foregoing subsections (j), (k) and (l) the following definitions apply:

(1)	“Applicable Mortality Table” means the table described in Revenue Ruling 2001-62, or such other table applicable under Code §417(e) as may be published from time to time by the Internal Revenue Service.

(2)	“Annuity Starting Date” means the first day of the month for which an amount is payable as an annuity. In the case of a benefit not payable in the form of an annuity, the Annuity Starting Date shall be the date on which the benefit is actually paid or begins to be paid.

8. This Sixth Amendment shall be effective January 1, 2007, and for Plan Years and Limitation Years commencing after that date, unless another effective date is specified therein.

9. In all other respects the Plan is ratified and approved.

IN WITNESS WHEREOF, the Employer has caused this Sixth Amendment to the Plan to be duly executed as of the date and year first above written.

“EMPLOYER”

ZIONS BANCORPORATION

By:	/s/ Diana M. Andersen
Name:	Diana M. Andersen
Title:	SVP & Director of Corporate Benefits